Exhibit 99.1

FOR:	BROOKSTONE, INC.

CONTACT:	Philip Roizin
EVP of Finance and
Administration
(603) 880-9500

Robert Fusco
Investor Relations
(603) 880-9500

Brookstone, Inc. Announces Agreement to be Acquired by OSIM International, JW Childs and Temasek for $20.50 Per Share

MERRIMACK, NH, April 15, 2005 – Product developer and specialty retail company Brookstone, Inc. (Nasdaq: BKST) today announced that it has signed a definitive merger agreement to be acquired by a consortium led by OSIM International, a Singapore-listed healthy lifestyle products company that operates over 700 stores, JW Childs Associates, L.P. (“JW Childs”), a Boston-based private equity firm, and Temasek Holdings (Private) Limited (“Temasek”), a Singapore-based investment company. Under the terms of the merger agreement, each outstanding share of Brookstone’s common stock will be converted into the right to receive $20.50 in cash.

Michael Anthony, Chairman of the Board, President and Chief Executive Officer of Brookstone said, “This transaction offers great value to our stockholders and tremendous opportunity for our Company going forward. OSIM will be a strategic partner with product development capabilities extremely complementary to those of Brookstone’s, in addition to an international store infrastructure, primarily in Asia, that will help expand the Brookstone brand globally. JW Childs and Temasek are leading investment firms that have a long-term view towards growing the businesses in which they invest and have an excellent track record of working in partnership with management to build great companies.”

Mr. Anthony continued, “This transaction would not have been possible without the skill and dedication of our Associates. They should be assured that the success of the transaction will depend on growing the business, not eliminating jobs or reducing service levels. Upon completion of the transaction, our current senior management team will continue to lead the Company, with corporate headquarters remaining in Merrimack, NH.”

Current members of the Board of Directors will stay on the Board while the transaction is pending. Members of Brookstone’s senior management team are expected to remain in place and invest in the company. Michael Anthony, current CEO and Chairman of the Board, will be on the Board of the new Company.

Brookstone’s Board of Directors approved the transaction based upon the unanimous recommendation of a Special Committee of disinterested and independent directors. CIBC World Markets Corp. served as financial advisor to the Special Committee. Ropes & Gray LLP acted as legal advisor to the Special Committee in connection with the transaction. Goldman, Sachs & Co. acted as financial advisor and Kaye Scholer LLP acted as legal advisor to the consortium.

The transaction is expected to be completed in Brookstone’s second or third fiscal quarter of 2005. Commitment letters have been obtained for all necessary debt financing in connection with the transaction from Goldman, Sachs & Co. and Bank of America. The transaction is subject to approval by Brookstone’s shareholders, funding under the financing commitments, and other customary conditions, including regulatory approvals.

In connection with Brookstone’s solicitation of proxies with respect to the meeting of shareholders to be called with respect to the proposed merger, Brookstone will file with the Securities and Exchange Commission (the “SEC”), and will furnish to shareholders of Brookstone a proxy statement. Shareholders are advised to read the proxy statement when it is finalized and distributed to shareholders because it will contain important information. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Brookstone Inc., Merrimack NH Attention: Investor Relations, Telephone: 603-577-8044, or from Brookstone’s website, http://www.brookstone.com.

Brookstone, Inc. is a product development and specialty retail company that operates 288 Brookstone Brand stores nationwide and in Puerto Rico. Typically located in high-traffic regional shopping malls, lifestyle centers and airports, the stores feature unique and innovative consumer products. The Company also operates five stores under the Gardeners Eden Brand, and a Direct-Marketing business that consists of three catalog titles — Brookstone, Hard-to-Find Tools and Gardeners Eden — as well as e-commerce web sites at http://www.brookstone.com and http://www.gardenerseden.com

OSIM is a global leader in healthy lifestyle products and is listed on the main board of the Singapore Exchange. It is the leading Asian brand for healthy lifestyle products. Established in 1980, OSIM is a brand management and niche marketing company with a focus on the consumer. OSIM uses innovative selling approaches and constantly enhances its innovation capabilities to produce successful products with superior designs, features and quality. Today, OSIM operates a wide point-of-sales network of over 700 outlets in Asia, Australia, Africa, the Middle East, United Kingdom and North America.

JW Childs is a leading private equity firm based in Boston, Massachusetts specializing in leveraged buyouts and recapitalizations of middle-market growth companies. Since 1995, JWC has invested in 34 companies with a total transaction value of $7.8 billion. JWC currently invests through J.W. Childs Equity Partners III, L.P., an investment fund with total committed capital from leading financial institutions, pension funds, insurance companies and university endowments of $1.75 billion.

Temasek Holdings is an Asia investment company headquartered in Singapore. Established in 1974, it manages a diversified global portfolio of S$90 billion, spanning Singapore, Asia and the OECD economies. Its investments are in a range of industries: telecommunications and media, financial services, property, transportation and logistics, energy and resources, infrastructure, engineering and technology, as well as pharmaceuticals and biosciences.

Brookstone and certain of its executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Brookstone in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Brookstone’s proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Brookstone common stock as of July 3, 2004is also set forth in the Schedule 14A filed by Brookstone on May 3, 2004 with the SEC.

Statements in this release which are not historical facts, including statements about the Company’s confidence or expectations, earnings, anticipated operations of its e-commerce sites and those of third-party service providers, and other statements about the Company’s operational outlook, are forward-looking statements subject to risks and uncertainties that could cause actual results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties include, without limitation, risks of changing market conditions in the overall economy and the retail industry, consumer demand, the effectiveness of e-commerce technology and marketing efforts, availability of products, availability of adequate transportation of such products, and other factors detailed from time to time in the Company’s annual and other reports filed with the Securities and Exchange Commission. Words such as “estimate”, “project”, “plan”, “believe”, “feel”, “anticipate”, “assume”, “may”, “will”, “should” and similar words and phrases may identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligations to publicly release any revisions to these forward-looking statements or reflect events or circumstances after the date hereof.

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Brookstone may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of financing or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of Brookstone are described in Brookstone’s filings with the SEC.

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